THE THOMAS WHITE FUNDS FAMILY

                        Thomas White American Growth Fund
                    Thomas White American Opportunities Fund
                             Thomas White World Fund

                        Supplement dated March 2, 1999 to
                         Prospectus dated March 1, 1999

         The Board of Trustees of Lord Asset Management Trust recently approved important changes to the investment program of the Thomas White World Fund. Effective May 1, 1999, the Fund's name will be changed to the "Thomas White International Fund." While the Fund's investment objective of long-term capital growth will remain the same, starting on May 1, 1999, the Fund will primarily invest in equity securities of companies located in the world's developed countries outside of the U.S. Accordingly, the Fund may be expected to invest a larger percentage of its assets in the equities of companies outside of the U.S. than it has in the past.

         In connection with this change in the Fund's investment policies, the Fund may be expected to have a higher level of portfolio turnover during the time that it changes its investment focus to international equities. A higher level of portfolio turnover may temporarily increase the Fund's brokerage and other expenses, and may have tax consequences such as the realization of taxable gains for investors.

Investors   should  retain  this  Supplement  with  the  Prospectus  for  future reference.